Exhibit 13

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Alfa Laval Special Finance AB (the “Company”) on Form 20-F for the period ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify that to the best of our knowledge:

1.           The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 23, 2004		/s/ Sigge Haraldsson
	Name:	Sigge Haraldsson
	Title:	Chief Executive Officer

Date: April 23, 2004		/s/ Thomas Thuresson
	Name:	Thomas Thuresson
	Title:	Chief Financial Officer